Exhibit 24
POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Evers, Lori D. Fouché, John Chieffo and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2016 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2017.
/s/ Kent D. Sluyter
   Kent D. Sluyter
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Evers, Lori D. Fouché, John Chieffo and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2016 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2017.
/s/ Kenneth Y. Tanji
   Kenneth Y. Tanji
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Evers, Lori D. Fouché, John Chieffo and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2016 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of February, 2017.
/s/ Christine Knight
   Christine Knight
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Evers, Lori D. Fouché, John Chieffo and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2016 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of March, 2017.
/s/ Bernard J. Jacob
   Bernard J. Jacob
   Director

POWER OF ATTORNEY
KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints William J. Evers, Lori D. Fouché, John Chieffo and Lynn K. Stone, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the U.S. Securities and Exchange Commission (the “Commission”), in connection with the filing with the Commission of an Annual Report on Form 10-K of Pruco Life Insurance Company of New Jersey (the “Registrant”) for the fiscal year ending December 31, 2016 (the “Form 10-K”), including specifically, but without limiting the generality of the foregoing, the power and authority to sign his or her name in his or her capacity as a member of the Board of Directors of the Registrant to the Form 10-K and such other form or forms as may be appropriate to be filed with the Commission as any of them may deem appropriate, together with all exhibits thereto, and to any and all amendments thereto and to any other documents filed with the Commission, as fully and for all intents and purposes as he or she might or could do in person, and hereby ratifies and confirms all that said attorneys-in-fact, each acting alone, and his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of January, 2017.
/s/ Richard F. Lambert
   Richard F. Lambert
   Director